SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 August 13, 2003

                              JACUZZI BRANDS, INC.
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             (Exact Name of Registrant as Specified in its Charter)





            Delaware                   1-14557                 22-3568449
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(State of other Jurisdiction      (Commission File       (I.R.S. Employer
of Incorporation)                 Number)                Identification Number)




         777 S. Flagler Drive, Suite 1108, West Palm Beach, FL         33401
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               (Address of Principal Executive Offices)              (Zip Code)



                                 (561) 514-3838
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits Description
               99.1 Text of press release of Jacuzzi Brands, Inc.
               dated August 13, 2003.

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition." On August 13, 2003, Jacuzzi Brands, Inc. issued a press release to announce the Company's quarterly results for the third quarter 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JACUZZI BRANDS, INC.


Date: August 13, 2003                      By: /s/ Steven C. Barre
                                           --------------------------------
                                           Name: Steven C. Barre
                                           Title: Senior Vice President, General
                                                    Counsel and Secretary